UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 11, 2007
(Date of earliest event reported)

CMALT (CITIMORTGAGE ALTERNATIVE LOAN TRUST), SERIES 2007-A5 (Issuer in Respect of the CMALT (CitiMortgage Alternative Loan Trust), Series 2007-A5 REMIC Pass-Through Certificates)
(Exact name of issuing entity as specified in its charter)

CITICORP MORTGAGE SECURITIES, INC.
(Exact name of depositor as specified in its charter)

CITIMORTGAGE, INC.
(Exact name of sponsor as specified in its charter)

New York	333-130333-22	Applied For
(State or other jurisdiction of organization of issuing entity)	(Commission File No. of Issuing Entity)	(I.R.S. Employer Identification No.)

1000 Technology Drive, O'Fallon, Missouri	63368
(Address of principal executive offices)	(Zip Code)

Depositor's Telephone Number, including area code:                                                                                                                 (636) 261-1313

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                Other Events

Attached as Exhibit 4.1 is the pooling and servicing agreement, dated May 1, 2007 (the "Pooling and Servicing Agreement"), among Citicorp Mortgage Securities, Inc., as Depositor, CitiMortgage, Inc., as Servicer and Master Servicer, U.S. Bank National Association, as Trustee, and Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent.

The Pooling and Servicing Agreement governs the CMALT (CitiMortgage Alternative Loan Trust), Series 2007-A5 REMIC Pass-Through Certificates issued on May 30, 2007.

The Offered Certificates (other than Classes A-PO, IA-IO, IIA-IO, B-1, B-2 and B-3) were sold to HSBC Securities (USA) Inc. pursuant to a senior underwriting agreement, dated April 27, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc., and HSBC Securities (USA) Inc. A copy of the Senior Underwriting Agreement is attached as Exhibit 1.1. The Class A-PO, B-1, B-2 and B-3 Certificates were sold to Greenwich Capital Markets, Inc. pursuant to a subordinated underwriting agreement, dated May 21, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc., and Greenwich Capital Markets, Inc. A copy of the Subordinated Underwriting Agreement is attached as Exhibit 1.2.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold $4,282,000.00 initial principal amount of class B-4 certificates, $3,331,000.00 initial principal amount of class B-5 certificates, and $2,855,548.00 initial principal amount of class B-6 certificates (the "Private Certificates") to Greenwich Capital Markets, Inc. on May 30, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from CitiMortgage, Inc.

The mortgage loans underlying the Certificates were purchased by Citicorp Mortgage Securities, Inc. from CitiMortgage, Inc. pursuant to a mortgage loan purchase agreement dated May 1, 2007 (the "Mortgage Loan Purchase Agreement"), between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc. A copy of the form of Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

ITEM 9.01                                Financial Statements and Exhibits

(d)           Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description
(1.1)	Senior Underwriting Agreement, dated April 27, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc. and HSBC Securities Inc.

(1.2)	Subordinated Underwriting Agreement, dated May 21, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc. and Greenwich Capital Markets, Inc.

(4.1)	Pooling and Servicing Agreement, dated as of May 1, 2007, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.

(10.1)	Form of Mortgage Loan Purchase Agreement, dated May 1, 2007, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 11, 2007	CITICORP MORTGAGE SECURITIES, INC. (Depositor) By: /s/ Howard Darmstadter ---------------------------------- Howard Darmstadter Assistant Secretary

Index to Exhibits

Exhibit No.	Description
(1.1)	Senior Underwriting Agreement, dated April 27, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc. and HSBC Securities Inc.

(1.2)	Subordinated Underwriting Agreement, dated May 21, 2007, among Citicorp Mortgage Securities, Inc., Citigroup Inc. and Greenwich Capital Markets, Inc.

(4.1)	Pooling and Servicing Agreement, dated as of May 1, 2007, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.

(10.1)	Form of Mortgage Loan Purchase Agreement, dated May 1, 2007, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.